UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 30, 2006
                                               ---------------------------------

                               BCAP Trust 2006-RR1
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                              Barclays Capital Inc.
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               (Exact name of sponsor as specified in its charter)

       Delaware                     333-133181-03                   20-3375999
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 (State or other jurisdiction    (Commission File Number      (IRS Employer
of incorporation of depositor)      of issuing entity)        Identification
                                                       No. of depositor)



         200 Park Avenue, New York, New York                       10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On November 30, 2006, BCAP LLC (the "Depositor") caused the issuance of the BCAP 2006-RR1 Resecuritization Pass-Through Certificates, Series 2006-RR1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of November 30, 2006 (the "Trust Agreement"), by and between the Depositor, as depositor and Wells Fargo Bank, National Association, as trustee. The Class PA, Class PB, Class PC, Class PD, Class PE, Class TA, Class WZ, Class CF, Class CS and Class AR Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $454,693,434, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of November 29, 2006, by and between the Depositor and the Underwriter.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
               Exhibits.

(c)  Exhibits

Exhibit 1 Underwriting Agreement, dated November 29, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Trust Agreement, dated as of November 30, 2006, between the Depositor, as depositor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 Interest Rate Corridor Agreement, dated November 30, 2006, between Barclays Bank PLC, the corridor provider, and Wells Fargo Bank, National Association, the trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2006                        BCAP LLC


                                               By:  /s/ Tom Hamilton
                                                   -----------------------------
                                                   Name:  Tom Hamilton
                                                   Title: Managing Director

                               INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.     Description                                       Electronic (E)
--------------  -----------                                       --------------

1               Underwriting Agreement, dated November 29, 2006,       (E)
                by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

4               Trust Agreement, dated as of November 30, 2006,        (E)
                between the Depositor, as depositor, and Wells
                Fargo Bank, National Association, as trustee.

10.1            Interest Rate Corridor Agreement, dated November       (E)
                30, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National
                Association, the trustee.